EXHIBIT 21.1
SUBSIDIARIES OF STEPSTONE GROUP INC. (as of March 31, 2025)

Name of Subsidiary	Jurisdiction/State of Incorporation
SRA Capital (Canada) LTD.	British Columbia, Canada
StepStone Group Private Wealth LLC	Delaware
StepStone Europe Limited	England and Wales
StepStone GC Manager, L.P.	Delaware
StepStone Consultoria Financeira Ltda.	Brazil
StepStone Group (CHINA) Limited	China
StepStone Group (HK) Limited	Hong Kong
StepStone Group Capital Company	Saudi Arabia
StepStone Group Chile SpA	Chile
StepStone Group Europe LLP	United Kingdom
StepStone Group Holdings LLC	Delaware
StepStone Group LP	Delaware
StepStone Group Luxembourg S.À R.L	Luxembourg
StepStone Group Mexico Holdings LLC	Delaware
StepStone Group Mexico Holdings, SdeRL	Mexico
StepStone Group Private Debt LLC	Delaware
StepStone Group Real Assets Holdings LLC	Delaware
StepStone Group Real Assets LP	Delaware
StepStone Group Real Estate Holdings LLC	Delaware
StepStone Group Real Estate LP	Delaware
StepStone Group Singapore Pte. Ltd.	Singapore
StepStone Mexico, S.C.	Mexico
StepStone Mexico I SLP, L.P.	Delaware
StepStone Partners, L.P.	Delaware
StepStone Group Private Debt AG	Switzerland
Swiss Capital Alternative Investments G.P. LTD.	Switzerland
StepStone Group Europe Alternative Investments Limited	Ireland
StepStone Verwaltungs Gmbh	Germany
StepStone Diversified Funds GP, LLC	Delaware
StepStone E (GP) LLC	Delaware
StepStone E Offshore (GP) LLC	Cayman Islands
StepStone East Town (GP), LLC	Cayman Islands
StepStone European Fund GP, S.À.R.L.	Luxembourg
StepStone FERRO (GP), LLC	Delaware
StepStone FSS (GP), LLC	Delaware
StepStone G (GP), LLC	Delaware
StepStone G (GP) II, LLC	Delaware
StepStone GC GP, LLC	Delaware
StepStone H (GP), LLC	Delaware
StepStone HF (GP), LLC	Delaware
StepStone HF Real Estate (GP), LLC	Delaware
StepStone JP (GP) II, LLC	Delaware

StepStone JP (GP), LLC	Delaware
StepStone K Infrastructure (GP), LLC	Cayman Islands
StepStone K Infrastructure (GP) II, LLC	Cayman Islands
StepStone K Opportunities (GP), LLC	Delaware
StepStone K Real Estate (GP), LLC	Cayman Islands
StepStone KF (GP), LLC	Delaware
StepStone LMM (GP), LLC	Delaware
StepStone Maple (GP), LLC	Delaware
StepStone Mexico I (GP), LLC	Delaware
StepStone NL (GP), LLC	Delaware
StepStone NLGI (GP), LLC	Delaware
StepStone NPS PE (GP), LLC	Delaware
StepStone NPS PE II (GP), LLC	Cayman Islands
StepStone NPS Real Estate (GP), LLC	Cayman Islands
StepStone NPS SIERA (GP), LLC	Delaware
StepStone NPS SIRA II (GP), LLC	Cayman Islands
StepStone OH Secondaries (GP), LLC	Delaware
StepStone Opportunities Fund G.P. Ltd	Cayman Islands
StepStone P (GP), LLC	Cayman Islands
StepStone P Real Assets (GP), LLC	Cayman Islands
StepStone P Real Assets II (GP), LLC	Cayman Islands
StepStone PC GP, LLC	Delaware
StepStone PH (GP), LLC	Delaware
StepStone PIFSS Real Estate (GP), LLC	Cayman Islands
StepStone PPA (GP), LLC	Delaware
StepStone PPL Secondaries (GP), LLC	Delaware
StepStone PRIVATE ACCESS (GP), LLC	Delaware
StepStone R (GP), LLC	Delaware
StepStone Real Estate Partners IV (GP) S.À.R.L.	Luxembourg
StepStone REP III (GP) (Cayman), LLC	Cayman Islands
StepStone REP III (GP), LLC	Delaware
StepStone REP IV (GP Cayman), LLC	Cayman Islands
StepStone REP IV (GP), LLC	Delaware
StepStone RIVAS (GP), LLC	Delaware
StepStone Scorpio (GP), LLC	Cayman Islands
StepStone Secondaries II (GP), LLC	Delaware
StepStone Secondaries III (GP) S.À R.L.	Luxembourg
StepStone Secondaries III (GP), LLC	Delaware
StepStone Secondaries IV (GP) S.À R.L.	Luxembourg
StepStone Secondaries IV (GP), LLC	Delaware
StepStone SEDCO (GP), LLC	Delaware
StepStone SL (GP), LLC	Cayman Islands
StepStone Sunstone (GP), LLC	Delaware
StepStone Tactical Growth (GP), LLC	Delaware
StepStone Tactical Growth II (GP), LLC	Delaware

StepStone Tactical Growth III (GP), LLC	Delaware
StepStone TRI GP LLC	Delaware
StepStone TS (GP), LLC	Delaware
StepStone UWF Secondaries (GP), L.P.	Delaware
StepStone UWF Secondaries Holdings (GP), LLC	Delaware
StepStone XL (GP), LLC	Delaware
StepStone Y (GP) LLC	Cayman Islands
Swiss Capital Private Debt G.P. (Luxembourg) S.À.R.L.	Luxembourg
Swiss Capital Private Debt G.P. II (Luxembourg) S.À.R.L.	Luxembourg
Swiss Capital Private Debt G.P. II LTD.	Cayman Islands
SSG Private Debt G.P. III (Luxembourg) S.À R.L.	Luxembourg
Swiss Capital Private Debt G.P. LTD	Cayman Islands
Swiss Capital Private Debt Manager G.P. LTD	Cayman Islands
Swiss Capital SCL Fund G.P. Ltd.	Cayman Islands
Real Estate Fund I Domestic GP, LLC	Delaware
Real Estate Fund I International GP, LLC	Delaware
Real Estate Fund II GP, LLC	Delaware
SSG Private Debt Manager G.P. II (Cayman) Ltd.	Cayman Islands
SSG ME Infrastructure (GP), LLC	Cayman Islands
SSG ME Real Estate (GP), LLC	Cayman Islands
SSG Peninsula (GP), LLC	Cayman Islands
StepStone A (GP), LLC	Delaware
StepStone AEGON (GP), LLC	Delaware
StepStone AMP (GP), LLC	Delaware
StepStone AP (GP), LLC	Delaware
StepStone Atlantic (GP), L.P.	Delaware
StepStone Atlantic Holdings (GP), LLC	Delaware
StepStone ATLAS (GP), LLC	Delaware
StepStone ATS (GP), LLC	Delaware
StepStone Atlas III (Offshore) (GP), LLC	Cayman Islands
StepStone AZ China and Asia (GP), LLC	Delaware
StepStone AZ Secondaries (GP), LLC	Delaware
StepStone B (GP), LLC	Cayman Islands
StepStone B II-G (GP), LLC	Cayman Islands
StepStone B II-R (GP), LLC	Cayman Islands
StepStone BVK (GP), S.À R.L.	Luxembourg
StepStone BVK RE (GP), S.À R.L	Luxembourg
StepStone C (GP), LLC	Delaware
StepStone Capital III (GP), LLC	Cayman Islands
StepStone Capital IV (GP) S.À.R.L.	Luxembourg
StepStone Capital IV (GP), LLC	Cayman Islands
StepStone Capital V (GP), S.À.R.L.	Luxembourg
StepStone Capital V (GP), LLC	Cayman Islands
StepStone CGC Opportunities (GP), Limited	Cayman Islands
StepStone Co-Investment Funds GP, LLC	Delaware

StepStone PH Infra Equity (GP), LLC	Cayman Islands
StepStone PTS Infrastructure Secondary Opportunities (GP), LLC	Cayman Islands
StepStone HCSCMPTEPP (GP), LLC	Delaware
StepStone PH Infra (GP), LLC	Delaware
StepStone HB Real Estate (GP), LLC	Cayman Islands
OAM Private Debt GP Limited	Cayman Islands
SSG Private Credit (US) GP LLC	Delaware
Edamame Administrative Member LLC	Delaware
StepStone (Luxembourg) GP S.À R.L.	Luxembourg
StepStone Atlas III (GP), LLC	Delaware
StepStone Badger Secondary Opportunities Holdings (GP), LLC	Cayman Islands
StepStone PI (GP), LLC	Delaware
StepStone Sanabil (GP), LLC	Delaware
StepStone Secondaries V (GP) S.À R.L.	Luxembourg
StepStone Secondaries V Overage (GP) S.À R.L.	Luxembourg
StepStone TC (GP), LLC	Delaware
StepStone TI1 Tactical (GP), LLC	Cayman Islands
StepStone Thunderbird (GP), LLC	Delaware
Greenspring Associates, L.P.	Delaware
Greenspring Associates, LLC	Delaware
Greenspring Associates Newco, LLC	Delaware
Blackbird GA 2020 GP, LLC	Delaware
Blackbird GSC, L.P.	Delaware
StepStone VC Asia GP I, LLC	Cayman Islands
StepStone VC Crossover I GP, LLC	Delaware
StepStone VC Diversity GP I, LLC	Delaware
StepStone VC Early Stage GP I, LLC	Delaware
StepStone VC Early Stage GP II, LLC	Delaware
StepStone VC Early Stage I-H GP LLC	Delaware
StepStone VC Early Stage I-LH GP LLC	Delaware
StepStone VC FF-GP II, Ltd.	Cayman Islands
StepStone VC FF-GP III, LLC	Delaware
StepStone VC FF-GP IV, LLC	Delaware
StepStone VC FF-GP, LLC	Delaware
StepStone VC GE V GP, LLC	Delaware
StepStone VC General Partner GW, LLC	Delaware
StepStone VC Global Partners IX-M GP, LLC	Delaware
StepStone VC Global Partners IX-V GP, LLC	Delaware
StepStone VC GP (Healthcare), LLC	Delaware
StepStone VC GP IV, LLC	Delaware
StepStone VC GP IX, LLC	Delaware
StepStone VC GP V, LLC	Delaware
StepStone VC GP VI, LLC	Delaware
StepStone VC GP VII, Ltd.	Cayman Islands
StepStone VC GP VIII SARL	Luxembourg

StepStone VC GP VIII, Ltd.	Cayman Islands
StepStone VC GP X, LLC	Delaware
StepStone VC Growth GP IV, LLC	Delaware
StepStone VC IL GP II LLC	Delaware
StepStone VC Impact GP I, LLC	Delaware
StepStone VC Impact GP II, LLC	Delaware
StepStone VC Micro GP I, LLC	Delaware
StepStone VC Micro GP II, LLC	Delaware
StepStone VC Micro GP III LLC	Delaware
StepStone VC Micro GP IV LLC	Delaware
StepStone VC MI-G GP, LLC	Delaware
StepStone VC Opportunities GP II, LLC	Delaware
StepStone VC Opportunities GP III, LLC	Delaware
StepStone VC Opportunities GP IV, LLC	Delaware
StepStone VC Opportunities GP V, LLC	Delaware
StepStone VC Opportunities GP VI, LLC	Delaware
StepStone VC Opportunities GP VII, LLC	Delaware
StepStone VC Secondaries GP I, LLC	Delaware
StepStone VC Secondaries GP II, LLC	Delaware
StepStone VC Secondaries GP III, LLC	Delaware
StepStone VC Secondaries GP IV, LLC	Delaware
StepStone VC Secondaries GP V, LLC	Delaware
StepStone VC SK GP, LLC	Cayman Islands
StepStone VC SPV (AV IV) GP, LLC	Delaware
StepStone VC SPV IV, LLC	Delaware
StepStone VC SPV IX GP, LLC	Delaware
StepStone VC SPV, LLC	Delaware
StepStone VC GP X-I, LLC	Delaware
StepStone VC F-II GP, LLC	Delaware
StepStone GE VII-L GP, LLC	Delaware
StepStone VC X-V GP, LLC	Delaware
G1 SRE SMA GP, LLC	Delaware
SICP 2022 (GP), LLC	Delaware
SilverStone Ironwood (GP), LLC	Cayman Islands
SilverStone Nolan (GP), LLC	Delaware, Cayman Islands
SilverStone Pebbles V (GP), LLC	Delaware
SRE N-22, LLC	Delaware
SSG Private Debt GP IV (Luxembourg) S.à r.l.	Luxembourg
StepStone Accelerate Diversity (GP), LLC	Delaware
StepStone B III (GP), LLC	Cayman Islands
StepStone Climate (GP) S.à r.l.	Luxembourg
StepStone Climate (GP), LLC	Delaware
StepStone Ferwa GP, LLC	Cayman Islands
StepStone HF Private Debt (GP), LLC	Delaware
StepStone HF Venture (GP), LLC	Delaware

StepStone Horizons (GP), LLC	Delaware
StepStone iCapital GP VC, LLC	Delaware
StepStone Infrastructure Co-Investment Partners 2022 Europe (GP) S.A.R.L.	Luxembourg
StepStone K Real Estate II (GP), LLC	Cayman Islands
StepStone Libra (GP), LLC	Cayman Islands
StepStone NZ (GP), LLC	Cayman Islands
StepStone Ontario Natural Resources Opportunities (GP), LLC	Cayman Islands
StepStone Oxford I (GP), LLC	Delaware
StepStone PF Opportunities (L) (GP), LLC	Delaware
StepStone PIFSS Real Estate II (GP), LLC	Cayman Islands
StepStone Real Estate Partners V (GP) S.À.R.L.	Cayman Islands
StepStone REP V (GP Cayman), LLC	Cayman Islands
StepStone REP V (GP), LLC	Delaware
StepStone Rosa GP LLC	Delaware
StepStone T Real Estate (GP), LLC	Cayman Islands
StepStone Tactical Growth Fund IV (GP), LLC	Cayman Islands
StepStone Tactical Growth IV (GP) S.à r.l.	Luxembourg
StepStone TI1 (GP), Ltd	Cayman Islands
StepStone TM IO, LLC	Cayman Islands
StepStone VC 2022-CCT GP LLC	Delaware
StepStone VC Asia I-GB GP, LLC	Delaware
StepStone VC BC GP, LLC	Delaware
StepStone VC Blockchain GP I, LLC	Delaware
StepStone VC D-1 (GP), LLC	Delaware
StepStone VC Diversity GP II, LLC	Delaware
StepStone VC Early Stage GP III, LLC	Delaware
StepStone VC IX-R GP, LLC	Delaware
StepStone VC Mesa GP LLC	Delaware
StepStone VC NZ GP LLC	Delaware
StepStone VC Wabash GP LLC	Delaware
StepStone VC XI GP, LLC	Delaware
VVF II Continuation Fund GP LLC	Delaware
SIDF Active 1 (GP) LLC	Delaware
SIDF Active 2 (GP) LLC	Delaware
SIRA N-23, LLC	Cayman Islands
SRE Alpha Bidco S.à r.l.	Luxembourg
SRE Alpha Holdings S.à r.l.	Luxembourg
SRE Alpha Holdings II S.à r.l.	Luxembourg
SRE Juniversitas (GP), LLC	Cayman Islands
SRE Noble S.à r.l.	Luxembourg
SRE Solaris InvestCo (GP), LLC	Cayman Islands
SSG Private Credit Platform GP S.à r.l.	Luxembourg
SSIF (GP) LLC	Delaware
SSIF Europe (GP) S.à r.I.	Luxembourg
StepStone Boulder (GP), LLC	Delaware

StepStone Growth Equity II-A GP LLC	Delaware
StepStone Holyrood Infrastructure (GP), LLC	Delaware
StepStone Holyrood Private Equity (GP), LLC	Delaware
StepStone IP Infrastructure Opportunities (GP), LLC	Delaware
StepStone Minderoo (GP), LLC	Delaware
StepStone NPS Real Estate II (GP), LLC	Cayman Islands
StepStone Pegasus (GP), LLC	Cayman Islands
StepStone PV Investment Program (GP), LLC	Cayman Islands
StepStone RE European Investments (V) S.à r.l.	Luxembourg
StepStone Secondaries V Overage (GP), LLC	Cayman Islands
Stepstone Sun (MM), LLC	Delaware
StepStone VC 2023 – Beta HF Holding GP LLC	Delaware
StepStone VC CAPI Fund GP LLC	Delaware
StepStone VC Master SPV GP LLC	Delaware
StepStone VC Micro GP V LLC	Delaware
StepStone VC Micro V SLP LLC	Delaware
StepStone VC Micro-K GP LLC	Delaware
StepStone VC Secondaries GP VI LLC	Delaware
StepStone VC Secondaries VI (Lux) General Partner	Luxembourg
StepStone VC Secondaries VI (Lux) General Partner S.à r.l.	Luxembourg
StepStone VC Tilad GP LLC	Delaware
StepStone VC Zilker GP LLC	Delaware
VG Co-Investment EU PD	Luxembourg
SilverStone Campari (GP), LLC	Delaware
SilverStone Discovery (GP), LLC	Delaware
SilverStone Discovery Offshore Aggregator (GP), LLC	Delaware
SilverStone Harpoon (GP), LLC	Delaware
SilverStone Pebbles V-A (GP), LLC	Delaware
SILVERSTONE PODIUM (GP), LLC	Delaware
SilverStone Rise Cayman (GP), LLC	Delaware
SilverStone Rise Delaware (GP), LLC	Delaware
SilverStone Rise Luxembourg (GP), LLC	Delaware
SilverStone Sequel GP, LLC	Delaware
SRE IV Ignite II Investco (GP), LLC	Cayman Islands
SRE IV Ignite Investco CIV (GP), LLC	Cayman Islands
SRE Beckett CIV (GP), LLC	Cayman Islands
SRE Jersey (GP), LLC	Cayman Islands
SRE Juniversitas Blocker (GP), LLC	Cayman Islands
SRE Juniversitas Splitter (GP), LLC	Cayman Islands
SRE Shelter (GP), LLC	Cayman Islands
SRE WWC JV GP, LLC	Delaware
SREP V Beckett (GP), LLC	Cayman Islands
SREP V Salud (GP), LLC	Cayman Islands
SREP V Salud CIV (GP), LLC	Cayman Islands
SSG Da Vinci (GP), LLC	Delaware

SSIF Overage (GP) LLC	Delaware
StepStone A Co-Investment Partnership (GP), LLC	Cayman Islands
StepStone A Real Estate Co-Investment Partnership (GP), LLC	Delaware
StepStone Acorn (GP), LLC	Delaware
STEPSTONE AMITIM (GP) LLC	Delaware
Stepstone Capital VI (GP), LLC	Delaware
StepStone Flintholm Infra (GP) LLC	Delaware
StepStone Holyrood Neptune (GP), LLC	Delaware
StepStone IP Infra (GP) LLC	Delaware
StepStone K Infra Strat (GP), LLC	Cayman Islands
StepStone K Infrastructure Opportunities III (GP) LLC	Cayman Islands
StepStone L Global Infra (GP), LLC	Delaware
StepStone Micro Growth Equity V GP LLC	Delaware
StepStone NJ (GP), LLC	Delaware
StepStone NJ Real Estate (GP), LLC	Delaware
StepStone Sprout (GP), LLC	Cayman Islands
StepStone SRA Co-Investment Partnership (GP), LLC	Delaware
StepStone TC Infra (GP), LLC	Cayman Islands
StepStone V (GP), LLC	Cayman Islands
StepStone V (GP), s.a.r.l.	Luxembourg
StepStone VC 2025-RDS GP LLC	Delaware
StepStone VC Ascend GP LLC	Delaware
StepStone VC Blockchain GP II, LLC	Delaware
StepStone VC Bravo GP LLC	Delaware
STEPSTONE VC KENT RIDGE GP LLC	Delaware
StepStone VC XII GP LLC	Delaware